Exhibit 99.1

Investor Presentation February 2017

Forward Looking Statements Certain statements in this presentation are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Statements other than statements of historical fact including words such as “look”, "will", “anticipate”, “believe”, “estimate”, “expect”, "forecast", “consider” and “plan” and statements in the future tense are forward looking statements . The statements in this presentation that could be deemed forward - looking statements include statements regarding our expectations for our financial results for the fiscal quarter ended December 31 , 2016 and statements regarding expectations related to our cash position, expenses, days sales outstanding in accounts receivable, number of distributors and resellers, gross margin, research and development, sales, general and administrative expenses, tax rates, inventory turns, growth opportunities and rates, demand and long term global environment for our products, our markets and market share for our products, new products, and financial performance estimates including revenues, GAAP diluted EPS and non - GAAP diluted EPS for the Company's fiscal quarter ending December 31 , 2016 , and any statements or assumptions underlying any of the foregoing . Forward - looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results . Potential risks and uncertainties include, but are not limited to, fluctuations in our operating results ; varying demand for our products due to the financial and operating condition of our distributors and their customers, and distributors' inventory management practices ; political and economic conditions and volatility affecting the stability of business environments, economic growth, currency values, commodity prices and other factors that may influence the ultimate demand for our products in particular geographies or globally ; impact of counterfeiting and our ability to contain such impact ; our reliance on a limited number of distributors ; inability of our contract manufacturers and suppliers to meet our demand ; our dependence on Qualcomm Atheros for chipsets without a short - term alternative ; as we move into new markets competition from certain of our current or potential competitors who may be more established in such markets ; our ability to keep pace with technological and market developments ; success and timing of new product introductions by us and the performance of our products generally ; our ability to effectively manage the significant increase in our transactional sales volumes ; we may become subject to warranty claims, product liability and product recalls ; that a substantial majority of our sales are into countries outside the United States and we are subject to numerous U . S . export control and economic sanctions laws ; costs related to responding to government inquiries related to regulatory compliance ; our reliance on the Ubiquiti Community ; our reliance on certain key members of our management team, including our founder and chief executive officer, Robert J . Pera ; adverse tax - related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals ; whether the final determination of our income tax liability may be materially different from our income tax provisions ; the impact of any intellectual property litigation and claims for indemnification and litigation related to U . S . Securities laws and economic and political conditions in the United States and abroad . We discuss these risks in greater detail under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10 - K for the year ended June 30 , 2016 , and subsequent filings filed with the U . S . Securities and Exchange Commission (the “SEC”), which are available at the SEC's website at www . sec . gov . Copies may also be obtained by contacting the Ubiquiti Networks Investor Relations Department, by email at IR@ubnt . com or by visiting the Investor Relations section of the Ubiquiti Networks website, http : //ir . ubnt . com . Given these uncertainties, you should not place undue reliance on these forward - looking statements . Also, forward - looking statements represent our management's beliefs and assumptions only as of the date made . Except as required by law, Ubiquiti Networks undertakes no obligation to update information contained herein . You should review our SEC filings carefully and with the understanding that our actual future results may be materially different from what we expect . 2

BUSINESS MODEL Our business model is unique CULTURE Ubiquiti unifies top designers and developers to achieve breakthroughs in technology VISION Connecting everyone, everywhere STRENG TH Our strength is our global online community A Different Kind of Networking Technology Company… 3 MISSION To design and develop industry - leading, innovative products – at a disruptive price point Copyright © Ubiquiti Networks, Inc. 2017

… with a Successful, Disruptive Business Model 1. Diluted EPS for the fiscal years ending June 30 4 Underserved & Underpenetrated Innovative, easily deployable Up to 80% lower cost than competitors 41% CAGR Global Markets Targeted Products Disruptive Pricing EPS Growth 2013 - 2016 1 Copyright © Ubiquiti Networks, Inc. 2017

THE UBIQUITI STORY Disruptive Business Model. Delivering High Performance 5 A high performance company Disruptive business model Two growth segments Long growth runway Copyright © Ubiquiti Networks, Inc. 2017

AT A GLANCE Two Segments. Strong Global Footprint Latest Twelve Months ( LTM ) Ending Q2F17 1 6 Revenue Breakdown $ 771M Key Metrics By Product Mix By Geography >180 >100 61% ~60% $ 235M 3 Countries & territories Distributors Sales outside N. America Employees in R&D $ 4B Stock repurchases Market cap 1. Throughout this presentation, latest twelve month data ( LTM ) is for the period January 1 – December 31, 2016 2. Enterprise segment includes Consumer Technology 3. Since Fiscal 2015 Enterprise 2 43% 57% Service Provider 11% 39% 11% 39% Asia Pacific EMEA North America South America Copyright © Ubiquiti Networks, Inc. 2017

Global Exposure to Rapidly Growing Markets • 61% of Ubiquiti’s revenue from outside N. America • Serving fast growing and previously underserved & underpenetrated markets 7 Revenue Breakdown by Region LTM Q2F17 39% N. America 11% S. America 39% EMEA 11% Asia Pacific Copyright © Ubiquiti Networks, Inc. 2017

A Company on the Move 8 2005 - 2011 2011 - 2016 2017+ • Built disruptive business model – targeted initial market • Expanded into adjacent markets – leveraged low cost model • Long growth runway – multiple opportunities Copyright © Ubiquiti Networks, Inc. 2017

• Targeted and transformed wireless broadband in underserved markets • Superior product at disruptive price • Shipped 37 million airMAX ® units to ~60 countries (life - to - date) Success in Initial Target Market Demonstrated Power of Our Business Model 9 Built $2B airMAX ® business Copyright © Ubiquiti Networks, Inc. 2017

Expanded into Adjacent Markets that Leveraged Core Expertise 10 Ubiquiti Platform Target Market Total Addressable Market 1 UniFi • Enterprise Wi - Fi (AP, Switches, Routers) $ 21B UniFi Video • Video Surveillance $ 5B EdgeMax • Carrier Routing and Switching $ 4B airFiber • Wireless Backhaul $ 4B Total $ 34B 1. Sources include Gartner Enterprise WLAN Network Revenue estimated global sales calendar 2016 and Macquarie Capital Research Feb. 2014 p. 13 Copyright © Ubiquiti Networks, Inc. 2017

Enterprise Technology Broadband Utilization Ubiquiti Networks Provides an Integrated End - to - End Solution 11 Service Provider Technology “Last Mile” Solutions Consumer Technology Wi - Fi Mesh Home Wi - Fi Mesh Systems Wireless Backhaul Edge Routing Point - to - Multipoint WLAN IP Video Surveillance Advanced Switching Routing and Security Controller Copyright © Ubiquiti Networks, Inc. 2017

Successful Revenue Growth in Targeted Markets 12 FY '13 FY '14 FY '15 FY '16 LTM Q2'17 $771M $321M $573M $596M $666M 28% CAGR 1 Enterprise Segment Service Provider Segment 1. CAGR calculated using 0.5 year period, including LTM Q2F17 Copyright © Ubiquiti Networks, Inc. 2017

Results: An Unusual Combination – Disruptive Model + Highly Profitable 13 $321M $771M 2013 LTM Q2'17 Fiscal Year Revenues ($M) EPS 1 ($) $0.89 $2.89 2013 LTM Q2'17 Fiscal Year $228M $613M 2013 LTM Q2'17 Fiscal Year Cash Equivalents ($M) 2.4X 3.2X 2.7X 1. Diluted Copyright © Ubiquiti Networks, Inc. 2017

THE UBIQUITI STORY Disruptive Business Model. Delivering High Performance 14 A high performance company Disruptive business model Two growth segments Long growth runway Copyright © Ubiquiti Networks, Inc. 2017

A Disruptive Business Model 15 1. Target underserved and underpenetrated markets 2. Deliver innovative, differentiated products 3. Low cost operations and new product development 4. Disruptive pricing 5. Unmatched financial profile The Ubiquiti Community Copyright © Ubiquiti Networks, Inc. 2017

In - depth Product Support Wide Range of Community Stories and Case Studies Thousands of Forums and Blogs Global Online Community Ubiquiti Community AT THE CENTER The Ubiquiti Community – A Core Competitive Advantage With 4 Million Registered Users Globally 16 3M 230K 11M Active member visits Private message views Active user sessions 2016 Key Metrics FORUMS 1.3 million posts STORIES 1,400 posts 25 8 39 26 173K New members registered USERS 4 million registered Copyright © Ubiquiti Networks, Inc. 2017

AT THE CENTER Advantages of Ubiquiti Community 17 Highly engaged and loyal evangelists Drives market awareness, avoids traditional sales force Real - time feedback to R&D teams faster, lower cost product development Scalable and self - sustaining Copyright © Ubiquiti Networks, Inc. 2017

BUSINESS MODEL #1 1. Target Underserved Markets 18 Characteristics of Targeted Markets Enterprise – UniFi AP, Switches, Cameras… Consumer AmpliFi Market Examples Underserved by traditional players Need for simple, easy to install, robust products Price sensitive Good growth potential Fixed Wireless airMAX Copyright © Ubiquiti Networks, Inc. 2017

BUSINESS MODEL #1 1. Target Underserved Markets 19 Service Provider – Examples Enterprise Solutions – Examples • Emerging markets “unconnected” • Developed markets “under - connected” or price sensitive • Small and medium businesses • Hospitality • Education (K - 12) • The connected home Copyright © Ubiquiti Networks, Inc. 2017

BUSINESS MODEL #2 2. Develop Innovative, Differentiated Products • High performance − include proprietary components, protocols and processes • Intellectual property 1 − 39 patents in U.S., 20 in foreign countries, 130 pending • “Last entrant” advantage − designed from blank sheet of paper − focus on most valuable features, avoid fringe features 20 Copyright © Ubiquiti Networks, Inc. 2017 1. Source: The Company’s Form 10 - K filed for the period ending June 30,2016

• Hire elite engineers, lower cost countries (Eastern Europe & China) • Distributors, resellers and connection with Ubiquiti Community drive sales BUSINESS MODEL #3 3. Low Cost Operations 21 • Contract manufacturing in China • Low cost bill of material Operating Expenses 12% of sales vs. 21 - 97% for peers 1 1. Source Bloomberg data for LTM period at January 30, 2017. Peers include: Aerohive, Arista, Arris, A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Juniper, Netgear and MSI Avoids Cost of a Sales Force Highly Productive R&D Low Cost Manufacturing Copyright © Ubiquiti Networks, Inc. 2017

BUSINESS MODEL #4 4. Deliver Products at Industry Leading / Disruptive Prices 22 Note: Graph is for illustrative purposes only Performance Price $300 $600 $900 $1,200 $1,500 UAP AC HD Vendor R Vendor A Vendor C $0 $1,800 Low High In February 2017, the Company launched UniFi AC HD, the highest performance access point in the industry at the best value Copyright © Ubiquiti Networks, Inc. 2017

BUSINESS MODEL #5 5. Financial Profile of a Disruptive Player 23 Mid - range Gross Margin (Disruptive Pricing) Leanest OpEx to Sales Highest Sales per Employee Highest 3 - YR Net Income Margin Peer Avg 28% - 75% 48% Peer Avg 21% - 97% 12% Peer Avg $0.2 - $ 1.4M $1.4M Peer Avg - 28% - 19% 28% Note: UBNT data is for LTM period ending Q2F17 . Peer data is for the LTM period for reported data at 1/30/17. Capital Peers include: Aerohive, Arista, Arris, A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Juniper, Netgear and MSI. Source data is from Bloomber g & provided in the Appendix 53% 47% 4% $0.5 Copyright © Ubiquiti Networks, Inc. 2017

THE UBIQUITI STORY Disruptive Business Model. Delivering High Performance 24 A high performance company Disruptive business model Two growth segments Long growth runway Copyright © Ubiquiti Networks, Inc. 2017

Two Growth Segments 25 Long Term Sustainable Growth Disruptive Business Model Service Provider Solutions • $441M LTM Q2F17 revenues, 57% of total Enterprise Solutions • $330M LTM Q2F17 revenues, 43% of total Copyright © Ubiquiti Networks, Inc. 2017

SERVICE PROVIDER Service Provider Solutions – Consistent and Steady Growth 26 Profile Revenues $418M $418M $441M 2015 2016 LTM Q2'17 Fiscal Year 4% CAGR 1 • 1 st Half F17 up 11% over same period F16 Key products: 1. CAGR calculated using 0.5 year period, including LTM Q2F17 Copyright © Ubiquiti Networks, Inc. 2017

SERVICE PROVIDER Positioned in Large, Growing Market 1 27 1. Source: IDC custom Fixed Wireless Access ( FWA ): Global and Regional Market Opportunity Analysis dated October 2013, and Management estimates. Total market includes FWA recurring service revenues Market Size 2016 Market Growth 2016 - 2020 $0.4B Total Addressable Market $ 1.4B Total Market $ 10B 5 - 10% annually Copyright © Ubiquiti Networks, Inc. 2017

SERVICE PROVIDER SOLUTIONS

Typical airMAX® Network Setup


airFiber® X Antenna
with airFiber X Radio
airFiber® X Antenna
with airFiber X Radio
Point-to-Point (PtP)
Backhaul Link
Internet Backbone
ISP Network
airPrism Antenna
with Rocket5ac
Prism Radios
PtMP (Point-to-MultiPoint)
airMAX AC Links
Corporate Buildings
Internet Cafe
Small Business

Copyright © Ubiquiti Networks, Inc. 2017

28

SERVICE PROVIDER Case Study: Sling Broadband Background: • One of the largest wireless internet service providers in North America operating in 30 regional markets with thousands of customers and covering 5,000 sq. miles • Long - haul networks cover 6,100 miles of fiber and connect several major Southern states Product Requirements: • Sought out a carrier - grade solution at a competitive price point and with a robust architecture that could withstand harsh weather conditions Ubiquiti solution: • Used airMAX products to network • 5,000 NanoStation devices • 500+ NanoBridge devices • 3,000+ Rocket radios paired with RocketDish or Sector Antennas Result: • Implementation and products exceeded expectations, additional roll outs planned for Chicago, NYC, Los Angeles and Dallas 29 Copyright © Ubiquiti Networks, Inc. 2017

Two Growth Segments 30 Long Term Sustainable Growth Disruptive Business Model Service Provider Solutions • $ 441M LTM Q2F17 revenues, 57% of total Enterprise Solutions • $330M LTM Q2F17 revenues, 43% of total Copyright © Ubiquiti Networks, Inc. 2017

ENTERPRISE SOLUTIONS Enterprise Solutions Continuing to Grow Rapidly 31 Key products: Profile Revenues $122M $178M $248M $330M 2014 2015 2016 LTM Q2'17 Fiscal Year 48% CAGR 1 • 1 st Half F17 up 82% over same period F16 HD 1. CAGR calculated using 0.5 year period, including LTM Q2F17 Copyright © Ubiquiti Networks, Inc. 2017

ENTERPRISE SOLUTIONS Positioned in Large, Growing Market 1 32 Market Size 2016 Market Growth 2016 - 2020 1. Sources: Dell’Oro Group WLAN 5 - Yr Forecast Report January 2017, Gartner study, August 2016 and International Data Corporation (IDC) Worldwide Quarterly WLAN Tracker, the enterprise segment grew 9.4% year over year in 2Q16, representing its strongest growth in over tw o y ears 10 - 15% annually $0.3B Total Addressable Market $10 - $ 15B Total Market $35 - $ 40B Copyright © Ubiquiti Networks, Inc. 2017

ENTERPRISE SOLUTIONS Rapidly Gaining Market Share in Wireless LAN Market 1 33 $9.3B $9.6B Sept '15 LTM Sept '16 LTM Global Market Ubiquiti Global Sales (WLAN Only per IDC) $135M $207M Sept '15 LTM Sept '16 LTM 1.7% 3.1% Sept '15 LTM Sept '16 LTM US Unit Market Share +3% +53% +140 BPS 1. Share data for Enterprise Wireless LAN Data Network segment source IDC November 2016 Copyright © Ubiquiti Networks, Inc. 2017

ENTERPRISE SOLUTIONS Typical UniFi ® Network Setup Clients Want Convergence and Flexibility 1 34 Total network control on ONE screen Controller Internet Cafe Dorm or Residence Corporate Buildings Hotel University / Industrial Campus 1. Controller Advantage: 2016 wired and wireless access LAN infrastructure customer reference survey by Gartner found that over 70% of clients prefer a single vendor to deploy their access layer solution Copyright © Ubiquiti Networks, Inc. 2017

The Company • Luxury Bali resort, 417 rooms The Deployment • Ubiquiti customer since 2007 • Coverage of entire 44.5 acre resort − 146 UniFi APs − 10 outdoor units • Advantage of maintaining network from single central location • Generates positive customer feedback ENTERPRISE SOLUTIONS Case Study: InterContinental Bali Resort Uses UniFi ® to Deliver Superior Guest Experience 35 INDONESIA Bali Copyright © Ubiquiti Networks, Inc. 2017

THE UBIQUITI STORY Disruptive Business Model. Delivering High Performance 36 A high performance company Disruptive business model Two growth segments Long growth runway Copyright © Ubiquiti Networks, Inc. 2017

Continuing to Execute Consistent and Proven Strategy 37 Continue to deliver high performance products — at disruptive prices Leverage technologies / business model into adjacent markets Maintain / extend technology leadership Continue to grow powerful user community Continue to cross - sell existing customers 1. 2. 3. 4. 5. Copyright © Ubiquiti Networks, Inc. 2017

38 1 Excel in core businesses 2 Build leadership in adjacent markets Fixed Wireless Broadband Enterprise WLAN Present / Large / Growing Future / Growth airFiber LTU Consumer AmpliFi Video Surveillance Connected Smart Home UniFi Family Products A CLOSER LOOK AT STRATEGY #2 Continue to Innovate, Grow in Adjacent Markets Copyright © Ubiquiti Networks, Inc. 2017

A CLOSER LOOK AT STRATEGY #5 Grow by Cross - Selling to Loyal Ubiquiti Community Customer Base 39 Revenue Time airMAX EdgeMAX air Fiber airMAX AC UniFi UniFi VIDEO UniFi SWITCH UniFi SECURITY GATEWAY AMPLIFI 4,000,000 registered Ubiquiti Community members UniFi AC HD Copyright © Ubiquiti Networks, Inc. 2017

OUTLOOK

Growth Drivers Next 2-3 Years
$1B in Revenue Goal Fiscal 2018

Service Provider

- airMAX ac with backward compatibility
  - replenishment cycle
- New sophisticated products containing custom ASIC chips – game changing
- New higher average selling price product launches – airFiber LTU


airMAX ac

Sales CAGR Goal
5%-30%

Enterprise Solutions

- Strong Y-o-Y growth in UniFi Family
- Continued share gains, attracting larger businesses
- Consumer play
- New launches at higher ASP's



Sales CAGR Goal
30%-50%

Company Sales CAGR Goal
15%-40%

Copyright © Ubiquiti Networks, Inc. 2017
40

Ubiquiti 2 - 3 Years Out • Continue to leverage low cost product development capability − continually enhance core products − innovative new product launches including “moonshots” − higher ASP products 41 • Revenue projected to increase >50% • Increased share of sales in N. America – reflects faster growth in both Service Provider and Enterprise Solutions segment • Improved investor understanding of company Copyright © Ubiquiti Networks, Inc. 2017

Longer Term will Continue to Deliver Industry - Leading Financial Profile 42 As % of Revenues First Half F17 Long - Term Model Revenues 100% 100% Gross margin 46% 45% - 50% R&D 7% 8% - 10% SG&A 4% 3% - 5% Operating margin 35% 30% - 38% Net income margin 32% 25% - 35% Copyright © Ubiquiti Networks, Inc. 2017

Current Valuation – Set to Improve as Margin Sustainability and Growth Profile Understood 43 1. Prices and 2017 Forecasted EPS at 02/14/17 15x 23x High Growth Peer Average High Growth Peers • Arista • A10 2017 P/E Ratio 1 • Avigilon • Fortinet • Infinera • NETGEAR Copyright © Ubiquiti Networks, Inc. 2017

SUMMARY Disruptive Business Model. Delivering High Performance 44 The Performance The Business Model The Products The Future • Proven, consistent performance outgrowing the industry • Disruptive business model • Continually introducing disruptive price / performance products • Long growth runway, sustainable and defensible model Copyright © Ubiquiti Networks, Inc. 2017

INVESTOR RELATIONS CONTACT: Laura Kiernan SVP Investor Relations Ubiquiti Networks Laura.Kiernan@UBNT.com Office: 1 - 646 - 461 - 2769 Cell: 1 - 914 - 598 - 7733 About Ubiquiti Networks Ubiquiti Networks, Inc. (Nasdaq: UBNT ) eliminates barriers to connectivity for under - networked enterprises, communities and consumers with its leading - edge platforms that connect hundreds of millions of people throughout the world. With over 60 million devices sold worldwide, through a network of over 100 distributors, to customers in more than 180 countries and territories, Ubiquiti has maintained an industry - leading financial profile by leveraging a unique business model to develop products that combine innovative technology with disruptive price - to - performance characteristics. Our growth is supported by the Ubiquiti Community, a global grass - roots community of 4 million entrepreneurial operators and systems integrators who engage in thousands of forums. For more information, join our community at http://www.ubnt.com . Ubiquiti, Ubiquiti Networks, the U logo, UBNT , airMAX , UniFi , airFiber , mFi , EdgeMAX and AmpliFi are registered trademarks or trademarks of Ubiquiti Networks, Inc. in the United States and other countries. Copyright © Ubiquiti Networks, Inc. 2017

Appendix

UBNT Key Metrics Versus Peers 1 In Order of 3 - Yr. Net Margin Percentage Ticker LTM Gross Margin % LTM OpEx to Sales % LTM Op. Margin % Sales/ Employee (millions) Net Income Margin 3 Yr. Avg. % 2017 P/E Ratio UBNT US 48% 12% 36% $1.4 28% 15.3 CSCO US 63% 37% 26% $0.7 19% 12.1 MSI US 48% 30% 17% $0.4 17% 15.7 ANET US 65% 47% 18% $0.7 14% 25.7 BRCD US 65% 52% 13% $0.4 12% 11.6 AVO CN 57% 48% 10% $0.3 11% 20.0 CAMP US 37% 27% 10% $0.7 6% 12.2 JNPR US 63% 44% 19% $0.5 5% 12.3 HPE US 29% 21% 8% $0.3 5% 11.0 FTNT US 72% 70% 1% $0.3 4% 39.2 NTGR US 28% 22% 7% $1.4 3% 17.2 ARRS US 30% 25% 4% $0.6 2% 9.3 INFN US 46% 39% 7% $0.4 1% 11.9 ATEN US 75% 95% - 19% $0.3 - 20% 20.0 HIVE US 67% 97% - 30% $0.2 - 28% NM 47 1. Rounded data sourced from Bloomberg on January 30, 2017 for the latest twelve months reported data (except three year data en ding same period). Ubiquiti data is as of F2Q17 /February 14, 2017. Peers include: Aerohive, Arista, Arris, A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Jun iper, Netgear and Motorola Solutions Copyright © Ubiquiti Networks, Inc. 2017

Enterprise Wireless LAN Networking – Dollars Equipment Analysis – LTM September 30, 2016

Summary Dollar Share All Data sourced from IDC • Ubiquiti’s growth of 53.1% versus a very low industry growth rate of 3.2%, over the past year, was outstanding • It's apparent Ubiquiti’s share is shifting towards the US where the Company had more than 100% growth in at factory sales (sell - in) the past year. Ubiquiti unit market share in the US has nearly doubled from 1.7% - 3.1% (Global unit market share is 11.7% according to Gartner and IDC). This was aided by improved technology and the “network effects” of the Software - defined networking ( SDN ) controller. Additionally, significant new distributors were added. • The Enterprise market is growing whereas the Consumer market appears to have shrunk slightly globally. However, in addition to global WLAN upgrades to 802.11ac, growth should be helped by the sale of other Enterprise products (category expansion) • Additionally, the launch of AmpliFi home wi - fi, coupled with the consumer upgrade cycle to 802.11ac, will enable Ubiquiti to participate in the $4B+ consumer wi - fi market • Overall Ubiquiti WLAN networking equipment dollar market share has gone from 1.5% to 2.2%. However, if you just look at Enterprise (excluding consumer)/UniFi Ubiquiti share went from 2.7% to 3.9% (dollar basis) Market Share Data Source: IDC 49 Copyright © Ubiquiti Networks, Inc. 2017

Wireless LAN Data Networking Equipment Total Industry - Latest 12 Months (Calendar Q4’15 - Q3’16). Ubiquiti growth rate of 53.1% (see next page) over the past year is outstanding relative to industry growth of 3.2% Source: IDC Factory Revenue (USD millions) by Region $3,434.5 $2,281.5 $2,173.2 $403.7 $386.0 $379.9 $335.3 $204.7 USA Asia Pacific ex. Japan Western Europe Latin America Middle East & Africa Japan Eastern Europe Canada LTM 9/16 – Total $9.6B $3,100.5 $2,135.8 $2,269.4 $462.0 $394.7 $357.0 $372.2 $212.0 USA Asia Pacific ex. Japan Western Europe Latin America Middle East & Africa Japan Eastern Europe Canada LTM 9/15 – Total $9.3B +3.2% 50 Copyright © Ubiquiti Networks, Inc. 2017

Wireless LAN Data Networking Equipment – Ubiquiti Latest 12 Months (Calendar Q4’15 - Q3’16) - It's apparent Ubiquiti share is shifting towards the US where there was more than 100% growth. Ubiquiti global unit share of WLAN equipment was 12% in early calendar 2016 according to both Gartner & IDC. Oct. - Dec. 2016 data should reflect a higher global share given pace of growth. Source: IDC Factory Revenue (USD millions) by Region $106.2 $14.1 $23.4 $10.4 $24.8 $22.7 $5.6 USA Asia Pacific ex. Japan Western Europe Latin America Middle East & Africa Japan Eastern Europe Canada LTM 9/16 – Total $207.3 $52.2 $13.1 $15.3 $11.6 $19.6 $20.9 $2.7 USA Asia Pacific ex. Japan Western Europe Latin America Middle East & Africa Japan Eastern Europe Canada LTM 9/15 – Total $135.4 +53.1% 51 Copyright © Ubiquiti Networks, Inc. 2017

Wireless LAN Data Networking Equipment – Industry Latest 12 Months (Calendar Q4’15 - Q3’16) Source: IDC Factory Revenue ($M) by Standard $3,437.7 $5,287.1 $870.2 802.11n 802.11ac Other LTM 9/16 – Total $9.6B $4,782.9 $3,571.1 $927.3 802.11n 802.11ac Other LTM 9/15 – Total $9.3B In addition to global WLAN upgrades to 802.11ac, Ubiquiti growth should be helped by the sale of other Enterprise products (category expansion)… +3.2% 52 Copyright © Ubiquiti Networks, Inc. 2017

Wireless LAN Data Networking Equipment – Ubiquiti Latest 12 Months (Calendar Q4’15 - Q3’16) Source: IDC Factory Revenue ($M) by Standard $145.3 $62.0 0 802.11n 802.11ac Other LTM 9/16 – Total $207.3 $107.3 $28.1 0 802.11n 802.11ac Other LTM 9/15 – Total $135.4 …and the consumer upgrade cycle to 802.11ac from 802.11n… +53.1% 53 Copyright © Ubiquiti Networks, Inc. 2017

Wireless LAN Data Networking Equipment – Industry Latest 12 Months (Calendar Q4’15 - Q3’16) Source: IDC Factory Revenue ($M) by Product Class $4,240.6 $5,358.2 Consumer Enterprise LTM 9/16 – Total $9.6B $4,342.2 $4,961.5 Consumer Enterprise LTM 9/15 – Total $9.3B The Enterprise market is growing whereas the Consumer market appears to have shrunk globally. The launch of AmpliFi home wi - fi (and other consumer products) will enable Ubiquiti to participate in the $4B+ consumer wi - fi market +3.2% 54 Copyright © Ubiquiti Networks, Inc. 2017

Wireless LAN Data Networking Equipment – Ubiquiti Latest 12 Months (Calendar Q4’15 - Q3’16) Source: IDC Factory Revenue ($M) by Product Class $ - $207.3 Consumer Enterprise LTM 9/16 – Total $207.3 $ - $135.4 Consumer Enterprise LTM 9/15 – Total $135.4 Global Enterprise dollar Market Share of UniFi went from 2.7% to 3.9% in past year. Global unit market share was reported at 11.7% in early 2016 by Gartner and IDC. Current period (calendar 4Q’16 ) data should reflect a higher share given pace of growth. +53.1% 55 Copyright © Ubiquiti Networks, Inc. 2017